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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 26, 2006

                           Coates International, Ltd.
             (Exact name of registrant as specified in its charter)

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          Delaware                    33-948884                  22-2925432
(State or other Jurisdiction       (Commission File             (IRS Employer
     of Incorporation)                  Number)              Identification No.)

          Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719
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               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (732) 449-7717
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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01     Regulation FD Disclosure.

The information set forth under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in any such filing. Attached hereto as
Exhibit 99.1 is a Press Release issued by Coates International, Ltd. on April 26, 2006.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits


 Exhibit
  Number                            Description
  ------                            -----------
   99.1             Press Release ITT dated April 26, 2006

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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 26, 2006                  Coates International, Ltd.

                                       By: /s/ George J. Coates
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                                           George J. Coates
                                           President and CEO

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                                INDEX TO EXHIBITS
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 Exhibit
  Number                            Description
  ------                            -----------
   99.1             Press Release ITT dated April 26, 2006


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